EXHIBIT 32.2
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                 CERTIFICATION PURSUANT TO 18 U.S.C.
           SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                  OF THE SARBANES-OXLEY ACT OF 2002
           -------------------------------------------------

In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the "Company") on Form 10-Q for the quarter ended September
23, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jasper B. Sanfilippo, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1.   The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 29, 2004
                                      /s/ MICHAEL J. VALENTINE
                                      ------------------------
                                      Michael J. Valentine
                                      Executive Vice President Finance,
                                      Chief Financial Officer
                                      and Secretary